Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Real Return Allocation Fund is incorporated herein by reference to Exhibit (d)(214) to Post-Effective Amendment No. 179 to Janus Investment Fund registration statement on Form N-1A, filed on October 25, 2012; accession number 0000950123-12-012653 (File No. 2-34393).

Form of Janus Investment Fund Investment Advisory Agreement - Janus Diversified Alternatives Fund is incorporated herein by reference to Exhibit (d)(216) to Post-Effective Amendment No. 182 to Janus Investment Fund registration statement on Form N-1A, filed on December 28, 2012; accession number 0000950123-12-014065 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Heidi W. Hardin and Stephanie Grauerholz-Lofton.

Form of Janus Investment Fund Investment Advisory Agreement - Janus Diversified Alternatives Subsidiary, Ltd. is incorporated herein by reference to Exhibit
(d)(217) to Post-Effective Amendment No. 182 to Janus Investment Fund registration statement on Form N-1A, filed on December 28, 2012; accession number 0000950123-12-014065 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Heidi W. Hardin and Stephanie Grauerholz.

Amendment to Janus Investment Fund Sub-Advisory Agreement - Perkins Large Cap Value Fund is incorporated herein by reference to Exhibit (d)(220) to Post-Effective Amendment No. 185 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2013; accession number 0000950123-13-000593 (File No. 2-34393).

Amendment to Janus Investment Fund Sub-Advisory Agreement - Perkins Mid Cap Value Fund is incorporated herein by reference to Exhibit (d)(221) to Post-Effective Amendment No. 185 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2013; accession number 0000950123-13-000593 (File No. 2-34393).

Amendment to Janus Investment Fund Sub-Advisory Agreement - Perkins Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(222) to Post-Effective Amendment No. 185 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2013; accession number 0000950123-13-000593 (File No. 2-34393).


Janus Investment Fund Sub-Advisory Agreement - Perkins Value Plus Income Fund is incorporated herein by reference to Exhibit (d)(223) to Post-Effective Amendment No. 185 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2013; accession number 0000950123-13-000593 (File No. 2-34393).